Supplement Dated May 5, 2008 to the

RESERVE YIELD PLUS FUND

of the Reserve Short-Term Investment Trust

Statement of Additional Information Dated July 27, 2007

The second paragraph under the section entitled, “Other Service Providers” in the Statement of Additional Information is replaced in its entirety with the following:

Custodian.  State Street Bank and Trust Company, 2 Avenue De Lafayette, Boston, MA 02111 is the custodian of the assets of the Fund (the “Custodian”) pursuant to a Custodian Agreement with the Trust on behalf of the Fund.